UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on September 10, 2024, WiSA Technologies, Inc., a Delaware corporation (the “Company”), entered into an inducement agreement with each of the holders (the “Holders”) of certain common stock purchase warrants (the “Exchange Warrants”) issued by the Company to the Holders pursuant to certain exchange agreements, dated as of September 10, 2024, by and between the Company and each Holder. Each such inducement agreement was amended as of September 30, 2024 and for a second time as of October 31, 2024 (as amended, collectively, the “Inducement Agreements”). Pursuant to the Inducement Agreements, the Company agreed, as consideration for exercising all or part of the Exchange Warrants held by any Holder on or prior to November 30, 2024 (the “Inducement Period”), to issue to such Holder one or more common stock purchase warrants exercisable for up to a number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), equal to 65% of the number of shares of Common Stock issued upon exercise of the Exchange Warrants. On November 30, 2024, the Company entered into a third amendment agreement (collectively, the “Amendments”) with each of the Holders to extend the expiration date of the Inducement Period to December 31, 2024.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amendments, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 23, 2024, the Company announced the resignation of Mr. Gary Williams, effective November 30, 2024, and on September 30, 2024, Mr. Stanley Mbugua was appointed Vice President of Finance of the Company. On November 30, 2024, Mr. Williams’ resignation from the Company became effective, and Mr. Mbugua was appointed Chief Accounting Officer of the Company, succeeding Mr. Williams.

Mr. Mbugua’s biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2024, and such information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Third Amendment to Inducement Agreement between the Company and each Holder, dated as of November 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer